SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): April 9, 1999


                             Commission file number:
                                    000-15760



                                  Hardinge Inc.
             (Exact name of Registrant as specified in its charter)




New York                                                     16-0470200
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)


                       One Hardinge Drive Elmira, NY 14902
               (Address of principal executive offices) (Zip code)


                                   (607) 734-2281
               (Registrant's telephone number including area code)



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ITEM 5.  OTHER EVENTS


          On April 9, 1999, Hardinge Inc. issued a press release announcing a stock repurchase program and preliminary results for the first quarter of 1999. The Board of Directors has authorized the repurchase of up to 1.0 million shares of its common stock, or approximately 10% of the total shares outstanding. A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


         (a)   Not applicable
         (b)   Not applicable
         (c)   Exhibits

               99    Press Release issued by registrant on April 9, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  Hardinge Inc.





April 16, 1999                              By:_/s/ Richard L. Simons_________
Date                                        Richard L. Simons
                                            Senior Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)